                                                                    Exhibit 10.1

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of this 22nd day of March, 2000 by and among Benedek Communications Corporation, a Delaware corporation (the "Parent"), Benedek Broadcasting Corporation, a Delaware corporation (the "Borrower"), the Lenders (as defined in the Loan Agreement defined below) and Toronto Dominion (Texas), Inc. (the "Administrative Agent", and collectively with the Collateral Agent (as defined in the Loan Agreement defined below), the "Agents").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Parent, the Borrower, the Lenders and the Agents are all parties to that certain Loan Agreement dated as of May 20, 1999 as amended by that certain First Amendment thereto dated as of June 18, 1999 (as amended hereby and as otherwise amended, modified, restated or supplemented from time to time, the "Loan Agreement"); and

         WHEREAS, the Borrower desires to amend certain covenants in the Loan Agreement as set forth herein; and

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders have agreed to, subject to the terms hereof, amend the Loan Agreement as set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

         1. Amendments to Article 7 of the Loan Agreement. Section 7.8, Senior Leverage Ratio, is hereby amended by deleting such section in its entirety and by substituting, in lieu thereof, the following:

         "Section 7.8 Senior Leverage Ratio. (a) As of the end of any fiscal quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance) as of the end of the fiscal quarter most recently ended, the Borrower shall not permit its Senior Leverage Ratio to exceed the ratios set forth below during the periods indicated:

                                  Period                          Senior Leverage Ratio
                                  ------                          ---------------------

       January 1, 2000 through June 30, 2000                            5.75:1.00
       July 1, 2000 through September 30, 2000                          5.50:1.00
       October 1, 2000 through December 31, 2000                        5.25:1.00
       January 1, 2001 through June 30, 2002                            5.00:1.00
       July 1, 2002 through June 30, 2004                               4.25:1.00
       July 1, 2004 and thereafter                                      3.75:1.00"

         2. No Other Amendment or Waiver. Notwithstanding the agreement of the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Loan Agreement or any other Loan Documents or a course of dealing at variance with the terms of the Loan Agreement or any other Loan Documents (other than as expressly set forth above) so as to require further notice by the Agents or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Loan Agreement and the other Loan Documents in the future. All of the terms, conditions, provisions and covenants of the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         3. Representations and Warranties. The Parent and the Borrower hereby represent and warrant to and in favor of the Administrative Agent and the Lenders as follows:

                  (a) each representation and warranty set forth in Article 4 of the Loan Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

                  (b) the Parent and the Borrower have the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) this Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Parent and of the Borrower, and this Amendment and the Loan Agreement constitute the legal, valid and binding obligations of the Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with their respective terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Parent or the Borrower); and

                  (d) the execution and delivery of this Amendment and performance by the Parent and the Borrower under the Loan Agreement does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Parent or the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation of the Borrower or of the Parent, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower or the Parent is party or by which the Parent's or the Borrower's assets or properties are bound.

         4. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to:

                  (a) receipt by the Administrative Agent of duly executed counterpart signature pages of the Lenders to this Amendment;

                  (b) all of the representations and warranties of the Parent and the Borrower under Section 4 hereof being true and correct in all material respects, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or to the extent relating specifically to the Agreement Date (or date prior thereto) or otherwise inapplicable;

                  (c) receipt by the Administrative Agent and the Lenders of a certificate of the chief financial officer of the Borrower certifying that no Default exists both before and after giving effect to this Amendment; and

                  (d) receipt of any other documents or instruments that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

         5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         7. Loan Documents. Each reference in the Loan Agreement or any other Loan Document to the term "Loan Agreement" shall hereafter mean and refer to the Loan Agreement as amended hereby and as the same may hereafter be amended.

         8. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 4 above, this Amendment shall be effective as of the date first above written.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment all as of the day and year first above written.


BORROWER:          BENEDEK BROADCASTING CORPORATION, a
                   Delaware corporation


                   By: /s/ Ronald L. Lindwall
                       -------------------------------------------
                        Name:    Ronald L. Lindwall
                        Title:   Senior Vice President/Chief Financial Officer


PARENT:            BENEDEK COMMUNICATIONS CORPORATION, a
                   Delaware corporation


                   By: /s/ Ronald L. Lindwall
                       -------------------------------------------
                        Name:    Ronald L. Lindwall
                        Title:   Senior Vice President/Chief Financial Officer

ADMINISTRATIVE AGENT:         TORONTO DOMINION (TEXAS), INC., as
                              Administrative Agent and as a Lender


                              By: /s/ Giovanny Pietemelle
                                 -------------------------------
                                   Name:    Giovanny Pietemelle
                                   Title:   Vice President

AFFIRMATION OF GUARANTORS: The Guarantors hereby affirm their respective guaranty of the obligations of the Borrower under and pursuant to the Loan Agreement, as amended hereby.

GUARANTOR:           BENEDEK COMMUNICATIONS CORPORATION


                     By: /s/ Ronald L. Lindwall
                         --------------------------------------
                          Name:    Ronald L. Lindwall
                          Title:   Senior Vice President/Chief Financial Officer


GUARANTOR:           BENEDEK LICENSE CORPORATION


                     By: /s/ Ronald L. Lindwall
                         --------------------------------------
                          Name:    Ronald L. Lindwall
                          Title:   Senior Vice President/Chief Financial Officer

                            ARCHIMEDES FUNDING, L.L.C., as a Lender
                            By:  ING Capital Advisors LLC, as Collateral Manager


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------

                            SEQUILS-ING I (HBDGM), LTD., as a Lender
                            By:  ING Capital Advisors LLC, as Collateral Manager


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------

                            ATHENA CDO, LIMITED, as a Lender
                            By: Pacific Investment Management Company, as its Investment Advisor


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------


                            BEDFORD CDO, LIMITED, as a Lender
                            By: Pacific Investment Management Company, as its Investment Advisor


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------


                            CAPTIVA III FINANCE LTD., as a Lender
                            as advised by Pacific Investment Management Company


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------


                            CAPTIVA IV FINANCE LTD., as a Lender
                            as advised by Pacific Investment Management Company


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------

                            BANK OF AMERICA, N.A., as a Lender
                            (formerly known as Bank of America National Trust and Savings Association)


                            By: /s/ Derrick C. Bell
                                -----------------------------------
                                 Name:    Derrick C. Bell
                                 Title:   Vice President

                            CARLYLE HIGH YIELD PARTNERS, L.P., as a Lender


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------


                            CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------

                            THE CIT GROUP/EQUIPMENT FINANCING, INC., as a
                            Lender


                            By: /s/ Daniel E. A. Nichols
                                ----------------------------------------
                                 Name:    Daniel E. A. Nichols
                                 Title:   Assistant Vice President

                     CYPRESSTREE INSTITUTIONAL FUND, LLC, as a
                     Lender
                     By: CypressTree Investment Management Company, Inc. as its Managing Member


                     By: /s/ Jonathan D. Sharkey
                         -----------------------------------
                          Name:    Jonathan D. Sharkey
                          Title:   Principal


                     CYPRESSTREE SENIOR FLOATING RATE FUND, as a
                     Lender
                     By: CypressTree Investment Management Company, Inc. as Portfolio Manager


                     By: /s/ Jonathan D. Sharkey
                         ------------------------------------
                          Name:    Jonathan D. Sharkey
                          Title:   Principal


                     NORTH AMERICAN SENIOR FLOATING RATE
                     FUND, as a Lender
                     By: CypressTree Investment Management Company, Inc. as Portfolio Manager


                     By: /s/ Jonathan D. Sharkey
                         ------------------------------------
                          Name:    Jonathan D. Sharkey
                          Title:   Principal

                            DEBT STRATEGIES FUND II, INC., as a Lender


                            By: /s/ Joseph Matteo
                               ----------------------------------
                                 Name:    Joseph Matteo
                                 Title:   Authorized Signatory


                            DEBT STRATEGIES FUND III, INC., as a Lender


                            By: /s/ Joseph Matteo
                               ----------------------------------
                                 Name:    Joseph Matteo
                                 Title:   Authorized Signatory


                            MERRILL LYNCH SENIOR FLOATING RATE FUND,
                            INC., as a Lender


                            By: /s/ Joseph Matteo
                               ----------------------------------
                                 Name:    Joseph Matteo
                                 Title:   Authorized Signatory


                            MERRILL LYNCH SENIOR FLOATING RAT FUND II,
                            INC., as a Lender


                            By: /s/ Joseph Matteo
                               ----------------------------------
                                 Name:    Joseph Matteo
                                 Title:   Authorized Signatory

                            EATON VANCE SENIOR INCOME TRUST, as a Lender
                            By:  Eaton Vance Management as Investment Advisor


                            By: /s/ Scott H. Page
                                ----------------------------------
                                 Name:    Scott H. Page
                                 Title:   Vice President


                            EATON VANCE INSTITUTIONAL SENIOR LOAN
                            FUND, as a Lender
                            By:  Eaton Vance Management as Investment Advisor


                            By: /s/ Scott H. Page
                                ----------------------------------
                                 Name:    Scott H. Page
                                 Title:   Vice President


                            SENIOR DEBT PORTFOLIO, as a Lender
                            By: Boston Management and Research as Investment Advisor


                            By: /s/ Scott H. Page
                                ----------------------------------
                                 Name:    Scott H. Page
                                 Title:   Vice President

                            Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as a Lender


                            By: /s/ Diane J. Exter
                                -----------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Executive Vice President
                                          Portfolio Manager


                            SANKATY HIGH YIELD ASSET PARTNERS, L.P., as a
                            Lender


                            By: /s/ Diane J. Exter
                                ----------------------------------------
                                 Name:    Diane J. Exter
                                 Title:   Executive Vice President
                                          Portfolio Manager

                            KZH CYPRESSTREE-1 LLC, as a Lender


                            By: /s/ Peter Chin
                               -------------------------------------
                                 Name:    Peter Chin
                                 Title:   Authorized Agent


                            KZH ING-2 LLC, as a Lender


                            By: /s/ Peter Chin
                               -------------------------------------
                                 Name:    Peter Chin
                                 Title:   Authorized Agent


                            KZH LANGDALE LLC, as a Lender


                            By: /s/ Peter Chin
                               -------------------------------------
                                 Name:    Peter Chin
                                 Title:   Authorized Agent

                            METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                            By:
                               ---------------------------------
                                 Name:
                                       -------------------------
                                 Title:
                                       -------------------------

                            MORGAN STANLEY DEAN WITTER PRIME INCOME
                            TRUST, as a Lender


                            By: /s/ Peter Gewirth
                               ----------------------------------
                                 Name:    Peter Gewirth
                                 Title:   Vice President

                       PILGRIM CLO 1999-1 LTD., as a Lender
                       By:  Pilgrim Investments, Inc., as its investment manager


                       By: /s/ Elizabeth O. MacLean
                           ---------------------------------------
                            Name:    Elizabeth O. MacLean
                            Title:   Vice President


                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as
                       a Lender
                       By:  Pilgrim Investments, Inc., as its investment manager


                       By: /s/ Elizabeth O. MacLean
                           ---------------------------------------
                            Name:    Elizabeth O. MacLean
                            Title:   Vice President


                       SEQUILS-PILGRIM I, LTD., as a Lender
                       By:  Pilgrim Investments, Inc., as its investment manager


                       By: /s/ Elizabeth O. MacLean
                           ---------------------------------------
                            Name:    Elizabeth O. MacLean
                            Title:   Vice President

                            PUTNAM HIGH YIELD ADVANTAGE FUND, as a Lender


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------


                            PUTNAM HIGH YIELD TRUST, as a Lender


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------


                            PUTNAM HIGH YIELD TRUST II, as a Lender


                            By:
                               -----------------------------------------
                                 Name:
                                      ----------------------------------
                                 Title:
                                      ----------------------------------

                            SUMMIT BANK, as a Lender


                            By: /s/ Donald J. Oberg, Jr.
                                -----------------------------------
                                 Name:    Donald J. Oberg, Jr.
                                 Title:   Vice President

                            WINGED FOOT FUNDING TRUST, as a Lender


                            By: /s/ Kelly C. Walker
                                -----------------------------------
                                 Name:    Kelly C. Walker
                                 Title:   Authorized Agent